UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2017 (December 1, 2017)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2017, CHSPSC, LLC, a wholly-owned subsidiary of Community Health Systems, Inc. (the “Company”), entered into a consultancy agreement (the “Consulting Agreement”) with Michael T. Portacci, the retiring Division President who oversaw the Company’s Division II Operations, including affiliated hospitals in Alaska, Arizona, Arkansas, Louisiana, Missouri, New Mexico and Texas. Mr. Portacci retired effective December 1, 2017. Pursuant to the Consulting Agreement, Mr. Portacci will provide certain consulting services related to matters of administration, healthcare operations, healthcare management and other matters as requested by Wayne T. Smith, Chairman and Chief Executive Officer and/or his designee. The term of the Consulting Agreement will be December 4, 2017 to March 31, 2020, subject to the right of either party to terminate the Consulting Agreement at any time upon 30 days written notice. During the term of the Consulting Agreement, Mr. Portacci will be entitled to receive consulting fees of $12,500 per month for the December 2017 to November 2019 period (with no fees payable for the December 2019 to March 2020 period) and will be subject to restrictions on competing with CHSPSC, LLC or its affiliates. He will also continue to vest in any previously granted stock options and restricted stock of Community Health Systems, Inc. in accordance with the applicable vesting schedule.

The foregoing summary of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consulting Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Consultancy Agreement, dated December 1, 2017, by and between CHSPSC, LLC and Michael T. Portacci.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)